UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21601

PIMCO Income Strategy Fund II

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: July 31, 2013

Date of reporting period: April 30, 2013

Item 1. Schedule of Investments

PIMCO Income Strategy Fund II Schedule of Investments

April 30, 2013 (unaudited)

Principal Amount (000s)		Value*

CORPORATE BONDS & NOTES—35.8%
Airlines—2.2%
	American Airlines Pass-Through Trust (e),
$7,362	9.73%, 9/29/14	$8,337,386
3,834	10.18%, 1/2/13 (b)(f)	9,201,582
622	United Air Lines Pass-Through Trust, 10.40%, 5/1/18	721,470

		18,260,438

Banking—21.8%
5,500	AgFirst Farm Credit Bank, 7.30%, 5/15/13 (a)(b)(c)(g)(i) (acquisition cost-$4,709,000; purchased 2/26/10-4/15/10)	5,500,600
	Ally Financial, Inc.,
416	5.25%, 1/15/14	417,163
315	5.35%, 1/15/14	315,622
130	5.70%, 6/15/13	130,070
561	5.75%, 1/15/14	561,434
568	5.90%, 1/15/19-2/15/19	568,532
2,150	6.00%, 12/15/13-9/15/19	2,137,296
486	6.10%, 9/15/19	484,428
159	6.125%, 10/15/19	158,901
848	6.15%, 8/15/19-10/15/19	845,229
675	6.20%, 4/15/19	675,099
547	6.25%, 12/15/18-7/15/19	545,743
2,244	6.35%, 4/15/16-7/15/19	2,250,793
463	6.375%, 1/15/14	466,587
1,516	6.50%, 9/15/16-5/15/19	1,514,215
1,172	6.60%, 8/15/16-6/15/19	1,174,792
132	6.65%, 10/15/18	132,044
781	6.70%, 5/15/14-12/15/19	780,893
3,696	6.75%, 6/15/14-5/15/19	3,705,512
104	6.80%, 9/15/16-9/15/18	104,572
207	6.85%, 4/15/16	209,297
7	6.875%, 7/15/18	6,969
645	6.90%, 7/15/18-8/15/18	646,913
135	6.95%, 6/15/17	135,497
10,133	7.00%, 8/15/16-11/15/24	10,156,597
329	7.05%, 3/15/18-4/15/18	330,656
6	7.15%, 9/15/18	6,024
477	7.20%, 10/15/17	475,075
1,292	7.25%, 6/15/16-4/15/18	1,290,067
542	7.30%, 12/15/17-1/15/18	542,526
223	7.35%, 1/15/17- 4/15/18	223,183
80	7.375%, 11/15/16-4/15/18	80,184
166	7.40%, 12/15/17	166,306
2,692	7.50%, 11/15/16-12/15/17	2,679,809
40	8.00%, 3/15/17	40,140
3	8.125%, 11/15/17	2,998
25	8.20%, 3/15/17	25,017
24	8.40%, 8/15/15	24,108
224	9.00%, 7/15/20	224,066
MXN 35,000	Bank of America Corp., 4.854%, 4/29/25 (f)(k)	3,462,359
£20,400	Barclays Bank PLC, 14.00%, 6/15/19 (g)	44,058,828
$6,700	BBVA Bancomer S.A., 7.25%, 4/22/20 (a)(c)	7,705,000

PIMCO Income Strategy Fund II Schedule of Investments

April 30, 2013 (unaudited)(continued)

Principal Amount (000s)		Value*

$1,100	BNP Paribas S.A., 7.195%, 6/25/37 (a)(c)(g)	$1,178,375
5,800	CIT Group, Inc., 4.75%, 2/15/15 (a)(c)	6,119,000
€10,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 6.875%, 3/19/20	14,964,376
£2,000	Credit Agricole S.A., 8.125%, 10/26/19 (g)	3,295,301
	LBG Capital No. 1 PLC,
€500	6.439%, 5/23/20	685,637
500	7.375%, 3/12/20	686,493
£300	7.588%, 5/12/20	496,295
10,200	7.867%, 12/17/19	16,897,805
1,000	7.869%, 8/25/20	1,667,521
$4,500	7.875%, 11/1/20 (a)(b)(c)(i) (acquisition cost-$3,985,000; purchased 3/17/10-3/23/10)	4,959,000
£4,700	11.04%, 3/19/20	8,666,721
	LBG Capital No. 2 PLC,
€8,900	8.875%, 2/7/20	13,105,093
£300	12.75%, 8/10/20	570,390
€1,100	15.00%, 12/21/19	2,125,887
	Santander Finance Preferred S.A. Unipersonal (g),
$6,700	10.50%, 9/29/14	7,201,843
£800	11.30%, 7/27/14	1,323,703

		178,904,584

Diversified Financial Services—5.0%
$1,800	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(c)	1,458,000
11,000	ILFC E-Capital Trust II, 6.25%, 12/21/65 (converts to FRN on 12/21/15) (a)(c)	10,505,000
10,700	SLM Corp., 8.00%, 3/25/20	12,409,657
	Springleaf Finance Corp.,
€3,200	4.125%, 11/29/13	4,235,473
$11,800	6.50%, 9/15/17	12,154,000

		40,762,130

Electric Utilities—1.2%
550	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a)(c)	600,875
8,190	AES Red Oak LLC, 8.54%, 11/30/19	8,968,537
2,300	Dynegy Roseton LLC / Dynegy Danskammer LLC Pass-Through Trust, 7.67%, 11/8/16, Ser. B (b)(e)(f)	57,383

		9,626,795

Household Products/Wares—0.2%
1,700	Reynolds Group Issuer, Inc., 9.00%, 4/15/19	1,844,500

Insurance—5.4%
	American International Group, Inc.,
MXN 16,000	7.98%, 6/15/17	1,289,800
€2,000	8.00%, 5/22/68 (converts to FRN on 5/22/18)	3,127,757
12,800	8.00%, 5/22/68 (converts to FRN on 5/22/18) (a)(b)(c)(i) (acquisition cost-$13,831,236; purchased 7/13/10-2/8/12)	20,017,647
£8,050	8.625%, 5/22/68 (converts to FRN on 5/22/18)	15,380,518
1,600	8.625%, 5/22/68 (converts to FRN on 5/22/18) (a)(b)(c)(i) (acquisition cost-$2,598,018; purchased 4/19/12-5/7/12)	3,056,997
$1,400	Dai-ichi Life Insurance Co., Ltd., 7.25%, 7/25/21 (a)(b)(c)(g)(i) (acquisition cost-$1,323,000; purchased 3/15/11)	1,638,147

		44,510,866

	Total Corporate Bonds & Notes (cost—$244,536,088)	293,909,313

MORTGAGE-BACKED SECURITIES—22.3%
289	Banc of America Alternative Loan Trust, 6.00%, 1/25/36 CMO	232,722

PIMCO Income Strategy Fund II Schedule of Investments

April 30, 2013 (unaudited)(continued)

Principal Amount (000s)		Value*

	Banc of America Funding Trust, CMO,
$81	5.618%, 1/20/47 (k)	$64,246
12,152	6.00%, 3/25/37	11,139,011
	BCAP LLC Trust, CMO (a)(c)(k),
1,298	2.89%, 5/26/36	48,945
2,500	4.81%, 3/26/37	813,029
2,495	9.637%, 5/26/37	353,948
867	13.479%, 6/26/36	176,465
2,215	Bear Stearns Adjustable Rate Mortgage Trust, 3.034%, 10/25/34 CMO (k)	1,884,653
	Bear Stearns ALT-A Trust, CMO (k),
580	2.89%, 11/25/36	413,051
1,842	2.903%, 9/25/35	1,497,194
	Chase Mortgage Finance Trust, CMO,
24	2.902%, 12/25/35 (k)	22,367
135	5.50%, 5/25/36	133,915
	Citicorp Mortgage Securities Trust, CMO,
446	5.50%, 4/25/37	461,276
4,016	6.00%, 9/25/37	4,238,132
	Countrywide Alternative Loan Trust, CMO,
779	5.50%, 3/25/35	727,962
1,941	5.50%, 1/25/36	1,739,075
275	5.50%, 3/25/36	216,000
972	5.75%, 1/25/35	927,818
1,647	5.75%, 12/25/36	1,313,829
3,848	5.815%, 4/25/36 (k)	2,863,920
945	6.00%, 2/25/35	945,309
5,942	6.00%, 5/25/36	4,729,008
4,080	6.00%, 4/25/37	3,251,961
2,349	6.00%, 8/25/37	1,626,357
1,851	6.25%, 11/25/36	1,615,559
1,198	6.25%, 12/25/36 (k)	982,146
1,038	6.50%, 8/25/36	794,788
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
1,816	5.75%, 3/25/37	1,643,204
1,165	6.00%, 5/25/36	1,091,207
1,406	6.00%, 2/25/37	1,339,293
6,142	6.00%, 3/25/37	5,783,306
1,974	6.25%, 9/25/36	1,717,285
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
532	5.75%, 4/25/36 (d)	472,017
3,145	5.863%, 2/25/37 (k)	2,068,663
2,829	6.75%, 8/25/36	2,191,450
3,133	First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36 CMO	2,731,171
2,649	First Horizon Mortgage Pass-Through Trust, 2.706%, 11/25/35 CMO (k)	2,064,547
8,000	GSR Mortgage Loan Trust, 5.50%, 6/25/35 CMO (d)	8,083,752
4,835	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37 CMO	3,059,853
	JPMorgan Alternative Loan Trust, CMO,
4,024	2.733%, 5/25/36 (k)	3,172,566
4,737	2.811%, 3/25/36 (k)	3,983,332
2,640	5.626%, 3/25/37 (k)	2,037,900
2,500	6.31%, 8/25/36	1,952,096
	JPMorgan Mortgage Trust, CMO,
1,227	2.841%, 2/25/36 (k)	1,105,562
1,014	5.182%, 10/25/35 (k)	1,012,003

PIMCO Income Strategy Fund II Schedule of Investments

April 30, 2013 (unaudited)(continued)

Principal Amount (000s)		Value*

$1,518	5.50%, 4/25/36	$1,552,718
233	5.75%, 1/25/36	222,145
613	6.00%, 8/25/37	544,195
220	6.50%, 9/25/35	223,384
	Lehman Mortgage Trust, CMO,
1,967	6.00%, 7/25/36	1,600,955
3,645	6.00%, 7/25/37	3,211,464
1,408	MASTR Asset Securitization Trust, 6.50%, 11/25/37 CMO	1,249,851
3,503	Merrill Lynch Mortgage Investors Trust, 3.00%, 3/25/36 CMO (k)	2,544,478
5,717	Morgan Stanley Mortgage Loan Trust, 5.188%, 5/25/36 CMO (k)	4,641,305
9,171	New Century Alternative Mortgage Loan Trust, 6.173%, 7/25/36 CMO (k)	6,813,993
58	Nomura Asset Acceptance Corp. Alternative Loan Trust, 4.976%, 5/25/35 CMO	55,041
	Residential Accredit Loans, Inc., CMO,
7,990	5.75%, 1/25/34	8,599,409
1,120	6.00%, 6/25/36	928,260
837	6.00%, 8/25/36	707,644
1,776	6.00%, 12/25/36 (d)	1,504,874
	Residential Asset Securitization Trust, CMO,
2,475	5.75%, 2/25/36	2,094,796
942	6.00%, 9/25/36	615,570
3,039	6.00%, 3/25/37	2,386,101
4,112	6.00%, 5/25/37	3,845,705
2,624	6.00%, 7/25/37	2,173,063
4,389	6.25%, 9/25/37	3,180,049
	Residential Funding Mortgage Securities I, CMO,
4,607	3.662%, 9/25/35 (k)	4,220,380
3,904	5.002%, 8/25/36 (k)	3,335,120
9,088	6.00%, 6/25/37	8,457,277
2,000	6.25%, 8/25/36	1,911,476
	Structured Adjustable Rate Mortgage Loan Trust, CMO (k),
4,940	5.168%, 1/25/36	4,091,884
5,952	5.285%, 5/25/36	5,219,767
1,892	5.432%, 7/25/36	1,818,918
4,108	5.488%, 11/25/36	3,436,541
813	Suntrust Adjustable Rate Mortgage Loan Trust, 5.816%, 2/25/37 CMO (k)	702,116
	WaMu Mortgage Pass-Through Certificates, CMO (k),
1,711	5.075%, 2/25/37	1,640,171
2,348	6.092%, 10/25/36	2,138,867
94	Washington Mutual Mortgage Pass-Through Certificates, 6.00%, 6/25/37 CMO	79,634
1,955	Wells Fargo Alternative Loan Trust, 6.00%, 7/25/37 CMO	1,871,678
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
3,092	2.61%, 7/25/36 (k)	2,841,691
936	2.695%, 7/25/36 (k)	868,592
461	2.709%, 4/25/36 (k)	436,117
1,545	5.325%, 8/25/36 (k)	1,486,253
1,207	5.75%, 3/25/37	1,183,477

	Total Mortgage-Backed Securities (cost—$163,823,517)	183,156,852

MUNICIPAL BONDS—8.5%
California—5.3%
1,650	City & Cnty. of San Francisco Redev. Agcy., Tax Allocation, 8.406%, 8/1/39	2,028,923
3,000	La Quinta Financing Auth., Tax Allocation, 8.07%, 9/1/36, Ser. A	3,312,990
4,000	Long Beach Redev. Agcy., Tax Allocation, 8.11%, 8/1/30	4,434,960
11,600	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	13,640,556

PIMCO Income Strategy Fund II Schedule of Investments

April 30, 2013 (unaudited)(continued)

Principal Amount (000s)		Value*

$1,200	Riverside Cnty. Economic Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	$1,274,664
9,200	State Public Works Board Rev., 7.804%, 3/1/35, Ser. B-2	11,489,052
7,500	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	7,529,700

		43,710,845

Texas—3.2%
21,500	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	26,370,395

	Total Municipal Bonds (cost—$63,974,093)	70,081,240

Shares
PREFERRED STOCK—6.4%
Banking—4.8%
248,000	Ally Financial, Inc., 7.30%, 5/30/13	6,386,000
397,300	CoBank ACB, 11.00%, 7/1/13, Ser. C (a)(b)(c)(g)(i)(j) (acquisition cost-$21,899,400; purchased 2/26/10-3/23/11)	21,988,092
396,350	GMAC Capital Trust I, 8.125%, 2/15/40, Ser. 2 (j)	10,856,026

		39,230,118

Diversified Financial Services—1.6%
260,000	Citigroup Capital XIII, 7.875%, 10/30/15 (j)	7,342,400
5,000	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (g)	6,314,063

		13,656,463

	Total Preferred Stock (cost—$48,795,655)	52,886,581

Principal Amount (000s)
ASSET-BACKED SECURITIES—2.9%
$2,335	Asset-Backed Funding Certificates, 0.42%, 5/25/37 (a)(c)(k)	2,095,399
462	Bear Stearns Asset-Backed Securities Trust, 6.50%, 10/25/36	383,543
2,100	GSAA Home Equity Trust, 6.295%, 6/25/36	1,387,948
4,936	IndyMac Residential Asset-Backed Trust, 0.36%, 7/25/37 (k)	3,173,681
12,451	Inwood Park Ltd., 0.501%, 1/20/21 CDO (a)(c)(k)	12,360,341
1,061	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	1,065,180
430	Mid-State Trust IV, 8.33%, 4/1/30	457,423
1,706	Mid-State Trust VII, 6.34%, 10/15/36	1,803,868
1,261	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (k)	998,023

	Total Asset-Backed Securities (cost—$22,912,953)	23,725,406

SOVEREIGN DEBT OBLIGATIONS—0.6%
Spain—0.6%
€800	Autonomous Community of Catalonia, 3.875%, 9/15/15	1,050,083
2,500	Autonomous Community of Valencia Spain, 2.584%, 9/3/17 (k)	2,853,339
600	Junta de Comunidades de Castilla - La Mancha, 4.875%, 3/18/20	752,695

	Total Sovereign Debt Obligations (cost—$4,503,502)	4,656,117

U.S. GOVERNMENT AGENCY SECURITIES—0.1%
Fannie Mae—0.0%
$1,487	3.50%, 1/25/43, CMO, IO (b)	277,166

Ginnie Mae—0.1%
3,845	4.00%, 3/20/42, CMO, IO (b)	622,558

	Total U.S. Government Agency Securities (cost—$989,590)	899,724

PIMCO Income Strategy Fund II Schedule of Investments

April 30, 2013 (unaudited)(continued)

Principal Amount (000s)		Value*

SHORT-TERM INVESTMENTS—23.4%
Repurchase Agreements—23.0%
$30,000	BNP Paribas Securities Corp., dated 4/30/13, 0.16%, due 5/1/13, proceeds $30,000,133; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/22, valued at $30,560,982 including accrued interest	$30,000,000
11,100	Citigroup Global Markets, Inc., dated 4/30/13, 0.16%, due 5/1/13, proceeds $11,100,049; collateralized by U.S. Treasury Notes, 2.125%, due 12/31/15, valued at $11,326,543 including accrued interest	11,100,000
4,100	Goldman Sachs Group, Inc., dated 4/30/13, 0.18%, due 5/1/13, proceeds $4,100,021; collateralized by Freddie Mac, 4.50%, due 2/1/41, valued at $4,238,614 including accrued interest	4,100,000
31,400	JPMorgan Securities, Inc., dated 4/30/13-5/1/13, 0.17%, due 5/1/13-5/2/13, proceeds $31,400,148; collateralized by U.S. Treasury Notes, 2.125%, due 5/31/15-12/31/15, valued at $32,060,035 including accrued interest	31,400,000
11,100	Morgan Stanley & Co., Inc., dated 4/30/13, 0.18%, due 5/1/13, proceeds $11,100,056; collateralized by U.S. Treasury Bonds, 3.50%, due 2/15/39, valued at $11,299,925 including accrued interest	11,100,000
50,100	RBC Capital Markets LLC, dated 4/30/13, 0.18%, due 5/1/13, proceeds $50,100,251; collateralized by U.S. Treasury Notes, 4.125%, due 5/15/15, valued at $51,132,263 including accrued interest	50,100,000
50,600	Royal Bank of Scotland, dated 4/30/13, 0.16%, due 5/1/13, proceeds $50,600,225; collateralized by U.S. Treasury Notes, 0.25%, due 2/28/15, valued at $51,639,092 including accrued interest	50,600,000
968	State Street Bank and Trust Co., dated 4/30/13, 0.01%, due 5/1/13, proceeds $968,000; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $988,905 including accrued interest	968,000

	Total Repurchase Agreements (cost—$189,368,000)	189,368,000

U.S. Treasury Obligations (h)(l)—0.4%
3,610	U.S. Treasury Bills, 0.028%-0.045%, 5/9/13-6/6/13 (cost—$3,609,930)	3,609,930

	Total Short-Term Investments (cost—$192,977,930)	192,977,930

	Total Investments (cost—$742,513,328) (m)—100.0%	$822,293,163

Notes to Schedule of Investments:

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $100,574,860, representing 12.2% of total investments.

(b)	Illiquid.

(c)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	When-issued or delayed-delivery. To be settled/delivered after April 30, 2013.

(e)	In default.

(f)	Fair-Valued—Securities with an aggregate value of $12,721,324, representing 1.5% of total investments.

(g)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(h)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(i)	Restricted. The aggregate acquisition cost of such securities is $48,345,654. The aggregate value is $57,160,483, representing 7.0% of total investments.

(j)	Dividend rate is fixed until the first call date and variable thereafter.

(k)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on April 30, 2013.

(l)	Rates reflect the effective yields at purchase date.

(m)	At April 30, 2013, the cost basis of portfolio securities for federal income tax purposes was $742,513,328. Gross unrealized appreciation was $81,479,297; gross unrealized depreciation was $1,699,462; and net unrealized appreciation was $79,779,835. There was no difference between book and tax cost.

(n)	Interest rate swap agreements outstanding at April 30, 2013:

OTC swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type		Value	Upfront Premiums Paid	Unrealized Appreciation
Swap Counterparty			Payments Made	Payments Received
Bank of America	$503,000	12/18/22	3-Month USD-LIBOR	2.30%	$2,498,896	$719,315	$1,779,581
Goldman Sachs	40,000	6/18/18	3-Month USD-LIBOR	1.25%	220,215	7,782	212,433
Morgan Stanley	115,100	7/31/20	3-Month USD-LIBOR	1.85%	922,327	153,171	769,156
Royal Bank of Scotland	454,000	5/29/18	3-Month USD-LIBOR	1.75%	3,288,356	2,187,694	1,100,662

					$6,929,794	$3,067,962	$3,861,832

Centrally cleared swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type		Value	Unrealized Depreciation
Broker (Exchange)			Payments Made	Payments Received
Goldman Sachs (CME)	$20,000	6/19/43	2.75%	3-Month USD-LIBOR	$352,057	$(1,104,844)

(o)	Forward foreign currency contracts outstanding at April 30, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2013	Unrealized Appreciation (Depreciation)
Purchased:
63,339,000 British Pound settling 5/2/13	Royal Bank of Scotland	$96,623,644	$98,387,623	$1,763,979
49,607,000 Euro settling 5/2/13	BNP Paribas	64,464,297	65,329,962	865,665
843,000 Mexican Peso settling 6/27/13	BNP Paribas	69,259	69,112	(147)
Sold:
1,110,000 British Pound settling 6/4/13	HSBC Bank	1,713,013	1,723,842	(10,829)
63,339,000 British Pound settling 6/4/13	Royal Bank of Scotland	96,604,073	98,366,153	(1,762,080)
63,339,000 British Pound settling 5/2/13	UBS	95,689,141	98,387,623	(2,698,482)
49,607,000 Euro settling 6/4/13	BNP Paribas	64,478,286	65,343,306	(865,020)
49,317,000 Euro settling 5/2/13	HSBC Bank	63,435,471	64,948,047	(1,512,576)
290,000 Euro settling 5/2/13	UBS	379,791	381,916	(2,125)
843,000 Mexican Peso settling 5/3/13	BNP Paribas	69,578	69,427	151
14,338,811 Mexican Peso settling 6/27/13	UBS	1,113,996	1,175,548	(61,552)

				$(4,283,016)

(p)	At April 30, 2013, the Fund held $6,545,000 in cash as collateral and pledged cash collateral of $1,651,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(q)	The weighted average daily balance of reverse repurchase agreements outstanding during the nine months ended April 30, 2013 was $34,653,118, at a weighted average interest rate of 0.59%. There were no open reverse repurchase agreements at April 30, 2013.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the nine months ended April 30, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at April 30, 2013 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 4/30/13
Investments in Securities — Assets
Corporate Bonds & Notes:
Airlines	$—	$—	$18,260,438	$18,260,438
Banking	—	175,442,225	3,462,359	178,904,584
Electric Utilities	—	9,569,412	57,383	9,626,795
All Other	—	87,117,496	—	87,117,496
Mortgage-Backed Securities	—	182,626,439	530,413	183,156,852
Municipal Bonds	—	70,081,240	—	70,081,240
Preferred Stock:
Banking	17,242,026	21,988,092	—	39,230,118
Diversified Financial Services	7,342,400	6,314,063	—	13,656,463
Asset-Backed Securities	—	23,725,406	—	23,725,406
Sovereign Debt Obligations	—	4,656,117	—	4,656,117
U.S. Government Agency Securities	—	899,724	—	899,724
Short-Term Investments	—	192,977,930	—	192,977,930

	24,584,426	775,398,144	22,310,593	822,293,163

Other Financial Instruments* — Assets
Foreign Exchange Contracts	—	2,629,795	—	2,629,795
Interest Rate Contracts	—	3,861,832	—	3,861,832

	—	6,491,627	—	6,491,627

Other Financial Instruments* — Liabilities
Foreign Exchange Contracts	—	(6,912,811)	—	(6,912,811)
Interest Rate Contracts	—	(1,104,844)	—	(1,104,844)

	—	(8,017,655)	—	(8,017,655)

Totals	$24,584,426	$773,872,116	$22,310,593	$820,767,135

At April 30, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended April 30, 2013, was as follows:

	Beginning Balance 7/31/12	Purchases	Sales	Accrued Discount (Premiums)		Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation		Transfers into Level 3	Transfers out of Level 3**	Ending Balance 4/30/13
Investments in Securities — Assets
Corporate Bonds & Notes:
Airlines	$9,720,341	$—	$(414,341)		$(5,012)	$20,297		$8,939,153	$—	$—	$18,260,438
Banking	—	3,220,552	—		(6,230)	—		248,037	—	—	3,462,359
Electric Utilities	1,483,500	—	(1,160,304)	†	—	—		(265,813)	—	—	57,383
Mortgage-Backed Securities	808,520	—	—		27,992	(294,095)	††	(12,004)	—	—	530,413
Preferred Stock:
Banking	20,500,680	—	—		—	—		1,487,412	—	(21,988,092)	—

Totals	$32,513,041	$3,220,552	$(1,574,645)		$16,750	$(273,798)		$10,396,785	$—	$(21,988,092)	$22,310,593

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at April 30, 2013.

	Ending Balance at 4/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Corporate Bonds & Notes	$9,201,582	Analytical Model	Estimated Recovery Value	$240.00
	3,462,359	Benchmark Pricing	Security Price Reset	MXN 120.12
	57,383	Benchmark Pricing	Security Price Reset	$2.49
	9,058,856	Third-Party Pricing Vendor	Single Broker Quote	$113.25-$116.00
Mortgage-Backed Securities	530,413	Third-Party Pricing Vendor	Single Broker Quote	$14.19-$20.35

† Reduction of cost due to corporate action.

†† Relates to paydown shortfall.

* Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from an independent third-party pricing vender became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at April 30, 2013, was $7,698,252.

Glossary:

£—British Pound

CDO—Collateralized Debt Obligation

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

€—Euro

FRN—Floating Rate Note

GO—General Obligation Bond

IO—Interest Only

LIBOR—London Inter-Bank Offered Rate

MXN—Mexican Peso

OTC—Over-the-Counter

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Income Strategy Fund II

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: June 21, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: June 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: June 21, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: June 21, 2013